                                                                    Exhibit 10.4

                          AMENDMENT NO. 4 AND WAIVER TO
                          CREDIT AND GUARANTY AGREEMENT

          THIS AMENDMENT NO. 4 AND WAIVER TO CREDIT AND GUARANTY AGREEMENT, dated as of February 13, 2007 (this "AMENDMENT"), by and among NaviSite, Inc., a Delaware corporation ("COMPANY"), the Subsidiaries of the Company party hereto, as Guarantors ("GUARANTORS"), the Lenders (defined below) party hereto and Silver Point Finance, LLC ("SILVER POINT"), as Administrative Agent ("ADMINISTRATIVE AGENT").

                                    RECITALS:

          WHEREAS, the Company, the Guarantors, the lenders party thereto (the "LENDERS"), the Administrative Agent and Silver Point, as Collateral Agent, are parties to that certain Credit and Guaranty Agreement dated as of April 11, 2006, as amended by that certain Amendment No. 1 to Credit and Guaranty Agreement dated as of June 2, 2006, Amendment No. 2 and Waiver to Credit and Guaranty Agreement dated as of September 26, 2006, that certain Waiver and Extension Agreement dated as of November 28, 2006 and that certain Amendment No. 3 to Credit and Guaranty Agreement dated as of January 5, 2007 (the "CREDIT AGREEMENT"; capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement after giving effect to this Amendment); and

          WHEREAS, on January 2, 2007, Atlantic converted all amounts constituting principal, interest and other amounts outstanding under the Atlantic Existing Credit Facility (the "AECF Outstandings") to common stock of the Company pursuant to the term thereof;

          WHEREAS, pursuant to Section 5.17 of the Credit Agreement, the Lenders and their respective Affiliates had the right to make additional loans under the Credit Agreement on substantially the same terms as the existing Term Loan under the Credit Agreement in a principal amount equal to the AECF Outstandings (the "SUPPLEMENTAL TERM LOAN"), and to require the Company to use the proceeds of the Supplemental Term Loan to the repayment in full of the AECF Outstandings and to issue the Supplemental Warrants (defined below) to the Supplemental Term Loan Lenders; and

          WHEREAS, the Company has requested that Field Point I, Ltd. and SPF CDO I, Ltd. (each, a "SUPPLEMENTAL TERM LOAN LENDER") make the Supplemental Term Loan and permit the Company to retain the proceeds thereof for working capital and other general corporate purposes, and the Supplemental Term Lenders has agreed to make the Supplemental Term Loan on such terms,

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

     1.1 The definition of "Term Loan" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "TERM LOAN" means the collective reference to (i) each Term Loan made by a Lender to Company pursuant to Section 2.1 (a) and (ii) the Supplemental Term Loan.

     1.2 Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions thereto in proper alphabetical order:

               "INITIAL SUPPLEMENTAL TERM LOAN LENDERS" mean Field Point I, Ltd. and SPF CDO I, Ltd.

               "LENDER" means each financial institution listed on the signature pages hereto as a Lender, each Initial Supplemental Term Loan Lender and any other Person that becomes a party hereto pursuant to an Assignment Agreement.

               "SUPPLEMENTAL TERM LOAN" means a term loan made by the Initial Supplemental Term Loan Lenders on the Supplemental Term Loan Date in a principal amount equal to $3,762,753.

               "SUPPLEMENTAL TERM LOAN DATE" means February 13,2007.

     1.3 Section 6.8(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (b) Leverage Ratio. Company shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending April 30, 2006, to exceed the correlative ratio indicated:

  Fiscal Quarter     Leverage
      ending          Ratio
-----------------   ---------
April 30, 2006      5.60:1.00
July 31, 2006       4.95:1.00
October 31, 2006    4.25:1.00
January 31, 2007    3.95:1.00
April 30, 2007      3.85:1.00
July 31, 2007       3.70:1.00
October 31, 2007    3.30:1.00
January 31, 2008    3.20:1.00
April 30, 2008      3.15:1.00

  Fiscal Quarter     Leverage
      ending          Ratio
-----------------   ---------
July 31, 2008       3.05:1.00
October 31, 2008    2.85:1.00
January 31, 2009    2.70:1.00
On April 30, 2009   2.50:1.00
   and thereafter

SECTION 2. WAIVERS, (a) Upon the effectiveness of this Amendment in accordance with Section 6 hereof, each of the Lenders party hereto hereby waives any Default or Event of Default that may have arisen prior to the date hereof under
Section 8(e) of the Credit Agreement from the failure of Company to provide to Administrative Agent with notice on or before the Business Day following the 75th day after the Closing Date (i) that the Atlantic Existing Credit Facility was still outstanding and (ii) of the amount of the AECF Outstandings on such date.

               (b) Upon the effectiveness of this Amendment in accordance with
Section 6 hereof, each of the Lenders party hereto hereby waives compliance by the Company with the requirement contained in Section 5.17 of the Credit Agreement that the proceeds of the Supplemental Term Loan be used to repay the AECF Outstandings in full.

               (c) Upon the effectiveness of this Amendment in accordance with
Section 6 hereof, each of the Lenders party hereto hereby waives any Default or Event of Default that may have arisen prior to the date hereof under Section 8(c) of the Credit Agreement from the failure of Company to provide to Administrative Agent and Lenders, on a timely basis, the financial statements required under Section 5.1 (a) of the Credit Agreement for the month ending on November 30,2006.

SECTION 3. EXTENSIONS.

     Upon the effectiveness of this Amendment in accordance with Section 6 hereof, each of the Lenders party hereto hereby consents to the extensions of the time periods contained on Schedule 5.15 of the Credit Agreement that are reflected on Annex A hereto.

SECTION 4. USE OF PROCEEDS.

     Company agrees to use the proceeds of the Supplemental Term Loan for working capital and other general corporate purposes.

SECTION 5. SUPPLEMENTAL WARRANTS.

     Company represents and warrants that it has authorized the issuance of warrants for the purchase of an aggregate of 415,203 shares of common stock of Company pursuant to warrants (the "SUPPLEMENTAL WARRANTS") to be issued by Company to SPCP Group, LLC and SPCP Group III, LLC on the Supplemental Term Loan Date, subject to adjustment as set forth in the Supplemental Warrants. Such Supplemental Warrants shall be substantially in the form set forth as Exhibit A attached to the Warrant Agreement.

SECTION 6. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

          This Amendment shall be effective as of the date hereof, upon the satisfaction (or waiver) of the following conditions precedent:

               (a) the Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by the Company, each Guarantor, the Supplemental Term Lender and the Requisite Lenders;

               (b) the Company shall have paid all costs, fees and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment;

               (c) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

               (d) after giving effect to this Amendment, the representations and warranties contained herein and in the Credit Documents shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

               (e) Company and its Subsidiaries shall have delivered to Administrative Agent an originally executed certificate as to the matters set forth in Section 3.2 (a)(iii) and (iv) of the Credit Agreement as of such date after giving effect to the Amendment;

               (f) Administrative Agent shall have received a fully executed and delivered Funding Notice for the Supplemental Term Loan;

               (g) Administrative Agent shall have received satisfactory evidence that no amounts are outstanding under the Atlantic Existing Credit Facility, and that the same shall have been terminated;

               (h) Company and each Supplemental Term Loan Lender shall have executed and delivered a Warrant Agreement substantially in the form of Exhibit L to the Credit Agreement relating to the Supplemental Warrants (the "SUPPLEMENTAL WARRANT AGREEMENT"), and the Company shall have issued the Supplemental Warrants to the Supplemental Term Loan Lenders; and

               (i) Administrative Agent shall have received (i) signature and incumbency certificates of the officers of such Person executing this Amendment and the Supplemental Warrant Agreement and (ii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Amendment and, in the case of the Company, the Supplemental Warrant Agreement, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment.

SECTION 7. REPRESENTATIONS AND WARRANTIES.

          The Company and each Guarantor hereby represent and warrant to each Lender, the Administrative Agent and the Collateral Agent that (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) it has all requisite power and authority to enter into this Amendment and the Supplemental Warrant Agreement, (c) the execution, delivery and performance by it of this Amendment and the Supplemental Warrant Agreement (i) has been duly authorized by all necessary organizational action and (ii) does not and will not (A) violate any provision of any law or any governmental rule or regulation applicable to it or any of the Organizational Documents; (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation binding on it or (C) result in or require the creation or imposition of any Lien upon any of its properties or assets and (d) this Amendment and the Supplemental Warrant Agreement has been duly executed and delivered by it and is its legally valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

SECTION 8. SUPPLEMENTAL TERM LOAN GENERALLY.

          Each of Administrative Agent, Company, each Guarantor, each Supplemental Term Loan Lender and each other Lender hereby agrees that from and after the effective date of this Amendment (a) each Supplemental Term Loan Lender shall be a Lender for all purposes under the Credit Agreement, (b) the Supplemental Term Loan shall be considered Term Loan for all purposes of the Credit Agreement and the other Credit Documents effective on such date and (c) any notes issued to evidence the Supplemental Term Loan from time to time shall be considered Term Loan Notes.

SECTION 9. ADDITIONAL UNDERTAKING.

          Company hereby agrees that it shall cause each of Atlantic and Atlantic Related Entity to execute and deliver to Administrative Agent and Lenders on or prior to February 23, 2007, a confirmation and reaffirmation of the Credit Documents to which they are a party, in form and substance satisfactory to the Administrative Agent. Failure of Company to comply with its undertakings under this Section 9 shall constitute an Event of Default.

SECTION 10. MISCELLANEOUS.

     10.1 The waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Credit Document or of the same provision of the Credit Agreement for any subsequent period or (ii) prejudice any right or remedy which the Administrative Agent, the Collateral Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document. This Amendment shall be construed in connection with and as part of the Credit Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement, each other Credit Document and each other instrument or agreement referred to therein, except as herein waived, are hereby ratified and confirmed and shall remain in full force and effect.

     10.2 The parties hereto agree that the "issue price" (as defined under Section 1273 of the Internal Revenue Code) of the Supplemental Term Loan is $2,260,455.13.

     10.3 . The parties shall not take any position inconsistent therewith, including, without limitation, for purposes of reporting any original issue discount on the Supplemental Term Loan for U.S. federal income tax purposes.

     10.4 The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended and otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Nothing contained in this Amendment shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Credit Document or discharge or release the Liens created under or affect the priority of any Collateral Document.

     10.5 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or a .PDF by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     10.6 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     10.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

     10.8 Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

     10.9 EACH GUARANTOR HEREBY CONSENTS TO THIS AMENDMENT AND HEREBY CONFIRMS AND AGREES THAT (A) NOTWITHSTANDING THE EFFECTIVENESS OF THIS AMENDMENT, ITS OBLIGATIONS UNDER SECTION 7 OF THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENT ARE, AND SHALL CONTINUE TO BE, IN FULL FORCE AND EFFECT AND ARE HEREBY RATIFIED AND CONFIRMED IN ALL RESPECTS AND FURTHER CONFIRMS THAT ALL OBLIGATIONS AND LIABILITIES OF COMPANY UNDER OR IN CONNECTION WITH THE SUPPLEMENTAL TERM LOAN SHALL CONSTITUTE GUARANTEED OBLIGATIONS AND (B) THE COLLATERAL DOCUMENTS TO WHICH IT IS A PARTY AND ALL OF THE COLLATERAL DESCRIBED THEREIN DO, AND SHALL CONTINUE TO, SECURE THE PAYMENT OF ALL OF THE OBLIGATIONS SECURED THEREBY (WHICH SHALL INCLUDED ALL OBLIGATIONS AND LIABILITIES OF COMPANY UNDER OR IN CONNECTION WITH THE SUPPLEMENTAL TERM LOAN).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        Company:

                                        NAVISITE, INC.


                                        By: /s/ Jim Pluntze
                                            ------------------------------------
                                        Name: Jim Pluntze
                                        Title: CFO and Treasurer

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                  Guarantors:

                                  AVASTA, INC.
                                  CLEARBLUE TECHNOLOGIES MANAGEMENT, INC.
                                  CLEARBLUE TECHNOLOGIES/ CHICAGO-WELLS, INC.
                                  CLEARBLUE TECHNOLOGIES/ LAS VEGAS, INC.
                                  CLEARBLUE TECHNOLOGIES/ LOS ANGELES, INC.
                                  CLEARBLUE TECHNOLOGIES/ MILWAUKEE, INC.
                                  CLEARBLUE TECHNOLOGIES/ OAK BROOK, INC.
                                  CLEARBLUE TECHNOLOGIES/ VIENNA, INC.
                                  CLEARBLUE TECHNOLOGIES/ DALLAS, INC.
                                  CLEARBLUE TECHNOLOGIES/ NEW YORK, INC.
                                  CLEARBLUE TECHNOLOGIES/ SAN FRANCISCO, INC.
                                  CLEARBLUE TECHNOLOGIES/ SANTA CLARA, INC.
                                  CONXION CORPORATION
                                  INTREPID ACQUISITION CORP.
                                  LEXINGTON ACQUISITION CORP.
                                  MANAGEDOPS.COM, INC.
                                  SUREBRIDGE ACQUISITION CORP.
                                  SUREBRIDGE SERVICES, INC.
                                  NAVISITE ACQUISITION SUBSIDIARY, INC.


                                  By: /s/ Jim Pluntze
                                      ------------------------------------------
                                  Name: Jim Pluntze
                                  Title: CFO and Treasurer

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                        SILVER POINT FINANCE, LLC,
                                        as Administrative Agent


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                        Name: Frederick H. Fogel
                                        Title: Authorized Signatory

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                        FIELD POINT I, LTD.,
                                        as a Lender and a Supplemental Term Loan
                                        Lender


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                        Name: Frederick H. Fogel
                                        Title: Authorized Signatory

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                        FIELD POINT II, LTD.,
                                        as a Lender


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                        Name: Frederick H. Fogel
                                        Title: Authorized Signatory

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                        FIELD POINT III, LTD.,
                                        as a Lender


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                        Name: Frederick H. Fogel
                                        Title: Authorized Signatory

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                        SPCP GROUP III, LLC
                                        as a Lender


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                        Name: Frederick H. Fogel
                                        Title: Authorized Signatory

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                        SPCP GROUP, L.L.C.
                                        as a Lender


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                        Name: Frederick H. Fogel
                                        Title: Authorized Signatory

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                        SPF CDO I, LTD.
                                        as a Lender and a Supplemental Term Loan
                                        Lender


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                        Name: Frederick H. Fogel
                                        Title: Authorized Signatory

                                                   Amendment No. 4 and Waiver to
                                                   Credit and Guaranty Agreement

                                   ANNEX A TO
                           AMENDMENT NO. 4 AND WAIVER

                Extension regarding certain Post-Closing Matters

Company will provide to Administrative Agent on or before March 16, 2007, agreements terminating or releasing all copyright and trademark lien filings made against SSI by Fleet National Bank or its successor, in form and substance satisfactory to Lender.